UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Palantir Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PALANTIR TECHNOLOGIES INC. 1555 BLAKE STREET, SUITE 250 DENVER, COLORADO 80202 Your Vote Counts! PALANTIR TECHNOLOGIES INC. 2022 Annual Meeting Vote by June 6, 2022 11:59 p.m. Eastern Time D85271-P72818 You invested in PALANTIR TECHNOLOGIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 7, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 7, 2022 8:00 a.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/PLTR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to view the proxy materials online and vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Alexander Karp 02) Stephen Cohen 03) Peter Thiel 04) Alexander Moore 05) Alexandra Schiff 06) Lauren Friedman Stat 07) Eric Woersching 2. Ratification of the appointment of Ernst & Young LLP as Palantir’s independent registered public accounting firm for 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D85272-P72818